UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 26, 2018

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below, on January 26, 2018, the shareholders of Franklin Covey Co. (the Company) approved the Franklin Covey Co. 2017 Employee Stock Purchase Plan (the Plan).

The Plan is described in more detail in the Company's 2017 Proxy Statement, which was filed with the Securities and Exchange Commission on December 22, 2017.  The Plan is intended to provide employees with an opportunity to purchase shares of the Company's common stock at a discount.  Subject to adjustment as described in the Plan, the maximum number of shares that may be issued under the Plan is 1,000,000 shares.

The foregoing description and the summary contained in the Company's 2017 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as exhibit 10.1.

Item 5.07                    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on Friday, January 26, 2018.  For more information on the following proposals, refer to the Company's Proxy Statement filed with the Securities and Exchange Commission on December 22, 2017, the relevant portions of which are incorporated herein by reference.  The matters voted on and the results of the votes are as follows:

1.	The following nominees for Director were elected. Each person elected will serve until the next annual meeting of shareholders or until such person's successor is elected and qualified.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Anne H. Chow	10,180,814	28,894	2,039,873
Clayton M. Christensen	10,190,857	18,851	2,039,873
Michael Fung	10,180,814	28,894	2,039,873
Dennis G. Heiner	9,995,854	213,854	2,039,873
Donald J. McNamara	10,187,644	22,064	2,039,873
Joel C. Peterson	10,167,544	42,164	2,039,873
E. Kay Stepp	9,987,446	222,262	2,039,873
Robert A. Whitman	10,046,652	163,056	2,039,873

2.
The advisory vote for the approval of executive compensation as described and presented in the Compensation Discussion and Analysis of the Company's Proxy Statement was approved with 10,136,294 votes in favor; 72,993 votes against; and 421 abstentions.  The number of broker non-votes was 2,039,873.

3.
The advisory vote on the frequency of advisory votes on executive compensation resulted in 8,424,706 votes for every year; 15,454 votes for every two years; 1,688,293 votes for every three years; and 81,255 abstentions.  The number of broker non-votes was 2,039,873.  Accordingly, advisory votes on executive compensation will continue to be held each year.

4.
The Franklin Covey Co. 2017 Employee Stock Purchase Plan, as described in the Company's Proxy Statement, was approved with 10,165,039 votes in favor; 44,382 votes against; and 287 abstentions.  The number of broker non-votes totaled 2,039,873.

5.
The ratification of the appointment of Deloitte & Touche, LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2018 was approved with 12,235,214 votes cast in favor; 37 votes against; and 14,330 abstentions.  There were no broker non-votes for this proposal.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits

10.1	Franklin Covey Co. 2017 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 29, 2018	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer